UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)	80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.

On January 20, 2005, Applied Films Corporation issued a press release announcing results for the second fiscal quarter ended December 25, 2004. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events.

On January 20, 2005, Applied Films Corporation issued a press release announcing the first order for its new TRITON system. A copy of the press release is attached as Exhibit 99.2.

The information in this Form 8-K and the attached Exhibits shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.	Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated January 20, 2005, reporting second fiscal quarter earnings.

99.2	Press release dated January 20, 2005, announcing first order for new TRITON system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2005	APPLIED FILMS CORPORATION By: /s/ Lawrence D. Firestone —————————————— Lawrence D. Firestone Chief Financial Officer

Exhibit Index

Exhibit 99.1       Press Release dated January 20, 2005, reporting second fiscal quarter earnings.

Exhibit 99.2       Press Release dated January 20, 2005, announcing first order for new TRITON system.

9586 I-25 Frontage Rd., Suite 200 Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS REPORTS EARNINGS FOR SECOND QUARTER FISCAL YEAR 2005

Longmont, Colorado (January 20, 2005) – Applied Films Corporation (Nasdaq: AFCO) announced today results for the second quarter of fiscal 2005, ended December 25, 2004.

Second Quarter Fiscal 2005 Results from Continuing Operations

Net revenues for the second quarter of fiscal 2005 were $46.9 million compared to $57.1 million for the second quarter of fiscal 2004, a decrease of 17.9%.

Pro forma income from continuing operations for the second quarter of fiscal 2005 was $1.8 million, or $0.12 per fully diluted common share, compared to $4.1 million or $0.28 per fully diluted common share for the second quarter of fiscal 2004. Our pro forma EPS corresponds to First Call’s definition of EPS.

Income from continuing operations on a GAAP basis for the second quarter of fiscal 2005 was $821,000 or $0.05 per fully diluted common share, compared to $3.5 million or $0.24 per fully diluted common share for the second quarter of fiscal 2004. Our GAAP EPS corresponds to First Call’s definition of GPS.

Bookings for the quarter were $27.3 million. Backlog as of December 25, 2004 was $48.8 million. We expect to recognize revenue from this backlog over the next 9 to 12 months.

“While we experienced a low level of bookings in both our flat panel and glass related businesses in the second quarter due to delayed customer investments, we are encouraged by significant Letters of Intent that we received in the Korean flat panel display market for 7th generation color filter equipment.” stated Thomas T. Edman, President and Chief Executive Officer. “Today, we also announced our first order for the TRITON TFT deposition system as our entry into a new segment of the flat panel display market. We continue to be focused on the successful introduction of new products, like TRITON, as a key to our long term success.”

We report pro forma non-GAAP financial measures so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangible assets and the charges for in-process research and development related to the acquisitions that we have completed. A reconciliation of pro-forma non-GAAP financial measures to GAAP can be found in the attached financial table.

Business Outlook

The following statements are based on our current expectations for the third quarter of fiscal year 2005. These statements are forward-looking and subject to the qualifying safe harbor statement.

Fiscal 2005 – Third Quarter Guidance

•	Net Revenues: We expect net revenues for the third quarter of fiscal 2005 to be in the range of $37 — 39 million.

•	GAAP Earnings Per Share: We expect GAAP earnings per share in the range of approximately $(0.06) — $(0.02) per fully diluted share for the third quarter of fiscal 2005.

•	We expect fully diluted shares outstanding to be approximately 15.2 million for the third quarter of fiscal 2005.

•	Amortization of Intangibles: We expect the amortization of intangibles to be approximately $1.2 million for the third quarter of fiscal 2005.

Second Quarter Fiscal 2005 Conference Call
Applied Films Corporation will conduct a conference call and webcast at 7:00 a.m. MST (9:00 a.m. EST) on Thursday, January 20, 2005 to review second quarter fiscal year 2005 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 1-800-374-1496 or 1-706-634-1435 (International) at least 5-10 minutes prior to the start time, or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available two hours after the live call, until January 27, 2005. To listen to the replay, dial 1-800-642-1687, or 1-706-645-9291 (International) and use Conference ID: 3268744.

Upcoming Events
Applied Films Corporation will be presenting at the D.A. Davidson & Co. Silicon Technology Conference on March 3, 2005, at the Grand Summit Hotel Resort and Conference Center at the Canyons in Park City, Utah.

About Applied Films Corporation

We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change and volatility in the demand for deposition equipment, the effect of changing worldwide political and economic conditions on capital expenditures, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Six Months Ended

	December 25, 2004	December 27, 2003	December 25, 2004	December 27, 2003

Net revenues	$46,890	$57,106	$88,570	$104,780
Cost of goods sold	33,902	42,930	63,704	77,590

Gross profit	$12,988	$14,176	$24,866	$27,190

Operating expenses:
Research and development	$5,497	$4,235	$10,269	$8,303
Selling, general and administrative	$8,213	$6,442	$15,992	$12,687
Amortization of other intangible assets	1,268	1,065	2,476	2,082

Income (loss) from operations	$(1,990)	$2,434	$(3,871)	$4,118

Other income, net:
Interest income, net	$834	$671	$1,469	$900
Other income, net	545	452	1,005	1,091
Equity earnings of joint venture	1,338	1,063	2,738	1,612

Income from continuing operations before income taxes	$727	$4,620	$1,341	$7,721

Income tax benefit (expense)	$94	$(1,155)	$(150)	$(2,076)

Income from continuing operations	$821	$3,465	$1,191	$5,645

Discontinued operations(1):
Income (loss) from discontinued operations, net of tax	$--	$--	$--	$(418)
Gain on disposal of discontinued operations, net of tax	--	13	--	783

Discontinued operations, net of tax	$--	$13	--	365

Net income applicable to common stockholders	$821	$3,478	$1,191	$6,010

Earnings per share:
Basic:
Earnings from continuing operations	$0.06	$0.24	$0.08	$0.44
Income from discontinued operations	0.00	0.00	0.00	0.03

Basic earnings per share	$0.06	$0.24	$0.08	$0.47

Diluted:
Earnings from continuing operations	$0.05	$0.24	$0.08	$0.43
Income from discontinued operations	0.00	0.00	0.00	0.03

Diluted earnings per share	$0.05	$0.24	$0.08	$0.46

Weighted average common shares outstanding:
Basic	14,854	14,368	14,847	12,778

Diluted	15,049	14,699	15,038	13,089

(1)	Reflects the operations and the gain recognized from the sale of the Hong Kong Coated Glass Business, which occurred on September 26, 2003, as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended

	December 25, 2004	December 27, 2003	December 25, 2004	December 27, 2003

Pro Forma Financial Results:
Earnings Before Intangible Amortization:
Income from continuing operations
before income taxes	$727	$4,620	$1,341	$7,721
Add: Amortization of Other Intangible
Assets	1,268	1,065	2,476	2,082

Earnings from Continuing Operations
Before Intangible Amortization and Taxes	1,995	5,685	3,817	9,803

Tax Expense (1)	(230)	(1,618)	(378)	(2,867)

Earnings from Continuing Operations
Before Intangible Amortization	$1,765	$4,067	$3,439	$6,936

Pro forma earnings per share:
Basic Pro forma EPS	$0.12	$0.28	$0.23	$0.54

Diluted Pro forma EPS	$0.12	$0.28	$0.23	$0.53

Weighted Average Common Shares
Outstanding:
Basic	14,854	14,368	14,847	12,778

Diluted	15,049	14,699	15,038	13,089

(1)     Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:	Pro forma earnings are not intended to represent cash flows for the period. Pro forma earnings should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of pro forma earnings may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	December 25, 2004	June 26, 2004

ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$32,597	$18,081
Marketable securities	146,019	133,385
Accounts and trade notes receivable, net of allowance of $460 and
$525, respectively	18,331	19,567
Revenue in excess of billings	44,422	70,644
Inventories, net of allowance of $913 and $937, respectively	14,245	8,431
Prepaid expenses and other	2,972	2,093
Deferred Tax Asset	1,773	1,930

Total current assets	260,359	254,131

Property, plant and equipment, net of accumulated depreciation of
$10,885 and $7,901, respectively	15,775	19,474
Goodwill and other intangible assets, net of accumulated amortization of
$24,712 and $19,826 respectively	87,343	79,877
Investment in joint venture	16,390	15,157
Deferred tax asset, net	10,367	9,687
Other assets	437	272

Total assets	$390,671	$387,598

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$17,771	$22,278
Accrued expenses	27,063	27,352
Billings in excess of revenue	4,475	3,987
Current portion of deferred gross profit, deferred gain and other obligation	372	372
Deferred tax liability	10,466	10,770

Total current liabilities	60,147	64,759

Long-term portion of deferred tax liability	662	314
Long-term portion of gross profit, deferred gain and other long-term
obligation	1,533	1,709
Accrued pension benefit obligation	15,735	13,289

Total liabilities	$78,077	$80,071

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 1,000,000 shares authorized, no shares issued
and outstanding	--	--
Common stock, no par value, 40,000,000 shares authorized,14,865,263 and 14,838,215 shares issued and outstanding at December 25, 2004, and
June 26, 2004, respectively	258,630	258,340
Warrants and stock options	595	595
Other cumulative comprehensive income	35,542	22,956
Retained earnings	17,827	16,636

Total stockholders' equity	312,594	298,527

Total liabilities and stockholders' equity	$390,671	$378,598

# # #

9586 I-25 Frontage Rd., Suite 200 Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS ANNOUNCES FIRST ORDER FOR
NEW TRITON TFT LCD SYSTEM

Longmont, Colorado (January 20, 2005) – Applied Films Corporation (Nasdaq: AFCO) announced today that a major Korean customer has placed an order for the first TRITON system, a TFT array deposition system. The system is scheduled for shipment in February 2005. Revenue will be recognized upon final acceptance by the customer in accordance with the completed contract method of accounting.

“We are excited to announce the first TRITON system order,” said Mr. Thomas T. Edman, President and CEO. “This critical order represents the first customer endorsement of our TRITON system for use on the TFT array side of a liquid crystal flat panel display. TRITON complements our well-established NEW ARISTO which is used for deposition of materials on the color filter side of a display. The TRITON system more than doubles the total available market for our equipment in the flat panel display industry. We view the order for this beta system as a major step in penetrating the TFT array side of the market. This order marks a milestone in our progress from beta acceptance to production validation of this new market entry.”

About Applied Films Corporation
We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

Safe Harbor Statement
This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change and volatility in the demand for deposition equipment, the effect of changing worldwide political and economic conditions on capital expenditures, production levels, including those in Europe and Asia, the effect of overall market conditions and future size of available markets and our ability to penetrate it, and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

# # #